UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2020

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566 Oshkosh, Wisconsin	54903-2566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 502-3009

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425, under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12, under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2020, Oshkosh Corporation (the “Company”) completed its public offering of $300.0 million aggregate principal amount of its 3.100% Senior Notes due 2030 (the “Notes”). The Notes were issued pursuant to a base indenture (the “Base Indenture”), dated May 17, 2018, between the Company and Wells Fargo Bank, National Association (“Wells Fargo”), as trustee, as supplemented by a second supplemental indenture (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”), dated February 26, 2020, between the Company and Wells Fargo, as trustee. The material terms of the Indenture are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2020, which description is incorporated by reference herein. Such description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Second Supplemental Indenture and the form of Global Note, which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein.

The Company received approximately $295.9 million in net proceeds from the sale of the Notes, after deducting the underwriters’ discounts and commissions and estimated expenses of the offering payable by the Company. The Company intends to use the net proceeds from the sale of the Notes to redeem all of the Company’s outstanding $250.0 million aggregate principal amount of 5.375% Senior Notes due 2025 and to pay the related redemption premium of approximately $6.7 million. Any remaining proceeds will be used for general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits set forth in the following Exhibit Index are being filed herewith:

EXHIBIT INDEX

Exhibit No.	Description

(4.1)	Indenture, dated May 17, 2018, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to the Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 21, 2018 (File No. 1-31371)).

(4.2)	Second Supplemental Indenture, dated February 26, 2020, between the Company and Wells Fargo Bank, National Association, as trustee.

(4.3)	Form of Global Note representing the 3.100% Senior Notes due 2030 (contained in Exhibit 4.2 hereto).

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: February 26, 2020	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President and
Chief Financial Officer